UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 16, 2021

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2021, Clovis Oncology, Inc. (the “Company”) entered into a distribution agreement (the “August Distribution Agreement”) with J.P. Morgan Securities LLC (“JPM”) and BofA Securities, Inc. (“BofA Securities” and, together with JPM, each an “Agent” and collectively the “Agents”), as agents, pursuant to which the Company may offer and sell, from time to time, through the Agents, shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $125,000,000 (the “Shares”).

The Company is not obligated to sell any Shares under the August Distribution Agreement. Subject to the terms and conditions of the August Distribution Agreement, the Agents will use commercially reasonable efforts, consistent with their normal trading and sales practices, to sell Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions specified by the Company. Under the August Distribution Agreement, each Agent may sell Shares in transactions that are deemed to be “at the market” offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including directly on the Nasdaq Global Select Market or into any other existing trading market for the Shares, or sales made to or through a market maker, in block transactions or by any other method permitted by law, including privately negotiated transactions. Sales may be made at market prices prevailing at the time of a sale or at prices related to prevailing market prices or at negotiated prices. The Company will pay the Agents a commission of up to 3.0% of the gross sales price per share sold and provide the Agents with customary indemnification and contribution rights. The August Distribution Agreement will terminate on the earliest of (i) the sale of all the Shares subject to the August Distribution Agreement, (ii) termination of the August Distribution Agreement by either the Company of the Agents and (iii) the eighteen-month anniversary of the date of the August Distribution Agreement.

The issuance and sale, if any, of the Shares by the Company under the August Distribution Agreement will be made pursuant to the Company’s effective registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2021 (File No. 333-253485) as amended by pre-effective Amendment No. 1 thereto filed with the SEC on May 5, 2021. The offering is described in the Company’s prospectus dated May 7, 2021, as supplemented by a prospectus supplement dated August 16, 2021, as filed with the SEC on August 16, 2021.

The foregoing description of the August Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the August Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Willkie Farr & Gallagher LLP, counsel to the Company, relating to the validity of the issuance and sale of the Shares being offered pursuant to the August Distribution Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On August 16, 2021, the Company issued a press release announcing entry into the August Distribution Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the August Distribution Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

To the extent that statements contained in this report are not descriptions of historical facts regarding Clovis Oncology, they are forward-looking statements reflecting the current beliefs and expectations of management. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve substantial risks and uncertainties that could cause Clovis Oncology’s actual results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, our ability to sell shares of our common stock under the August Distribution Agreement, the conditions affecting the capital markets, general economic, industry, or political conditions, including the impact of the COVID-19 pandemic. Clovis Oncology undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see the prospectus supplement and related prospectus for this offering as well as Clovis Oncology’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its other reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

1.1	Distribution Agreement, dated August 16, 2021, by and among Clovis Oncology, Inc., J.P. Morgan Securities LLC and BofA Securities, Inc.

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

99.1	Press Release dated August 16, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2021

CLOVIS ONCOLOGY, INC.

By:	/s/ Paul Gross
Name:	Paul Gross
Title:	Executive Vice President and General Counsel